Exhibit 23.1
Consent of Stark, Winter, Schenkein and Co., LLP



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 dated May 9, 2005, of Liska Biometry, Inc. of our report dated April 19, 2005 relating to the financial statements of Liska Biometry, Inc. as of December 31, 2004.


                             Stark Winter Schenkein & Co., LLP
                             Certified Public Accountants


May 9, 2005
Denver, Colorado